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                                                                      EXHIBIT 19



                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ HARRY R. MAIER
                                                      ------------------
                                                      Harry R. Maier
                                                      Trustee
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                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ ROBERT R. ARCHIBALD
                                                      -----------------------
                                                      Robert R. Archibald
                                                      Trustee
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                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ NEIL SEITZ
                                                      --------------
                                                      Neil Seitz
                                                      Trustee
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                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ EARL E. LAZERSON
                                                      --------------------
                                                      Earl E. Lazerson
                                                      Trustee

                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ ROBERT E. SAUR
                                                      ------------------
                                                      Robert E. Saur
                                                      Trustee

                               POWER OF ATTORNEY


         The undersigned officer and/or trustee of Magna Funds hereby constitutes Walter B. Grimm, William J. Tomko and Michael D. Miller, and each of them singly, his true and lawful attorneys, with full power to them and each of them to sign for him, in his name and in his capacity as an officer and/or trustee of the Magna Funds, a Massachusetts business trust, any and all registration statements and amendments thereto under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all such things in his name and in his behalf to enable Magna Funds to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorneys to any and all registration statements and amendments thereto.

         Witness my hand this 3rd day of December 1997.


                                                      /s/ BRAD L. BADGLEY
                                                      -------------------
                                                      Brad L. Badgley
                                                      Trustee